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                      SECURITIES AND EXCHANGE COMMISSIONS

                           Washington, D.C.   20549

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                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       June 10, 1998
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                               ICU MEDICAL, INC.
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            (Exact name of registrant as specified in its charter)

   DELAWARE                     0-19974                           33-0022692
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(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                              Identification No.)
incorporation)


951 Calle Amanecer         San Clemente, California                 92673
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  (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code     (949) 366-2183
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                                      N/A
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         (Former name or former address, if changed since last report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events
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     On June 10, 1998, ICU Medical, Inc. and B.Braun Medical Inc. signed the following agreements, as further described in the press release filed as Exhibit 3 hereto: "Manufacture and Supply Agreement" effective January 1, 1998, and "SafeLine Agreement" effective October 1, 1997.

Item 7.  Financial Statements and Exhibits
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     (c) Exhibits

   99.1 MANUFACTURE AND SUPPLY AGREEMENT effective January 1, 1998 by and between ICU Medical, Inc. and B.Braun Medical Inc.*

   99.2 SAFELINE AGREEMENT effective October 1, 1997 by and between ICU Medical, Inc. and B.Braun Medical Inc.

   99.3 Press release, dated June 11, 1998, announcing conclusion of contract with B.Braun Medical Inc.

* Portions of this Agreement have been redacted. Registrant has requested that the Securities and Exchange Commission grant confidential treatment to the redacted portions of the Agreement.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Date:  June 18, 1998

                              ICU MEDICAL, INC.


                              By: /s/ Francis J. O'Brien
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                                  Francis J. O'Brien
                                  Secretary, Treasurer and
                                  Chief Financial Officer

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